UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2011
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD

On April 6, 2011, Vista Gold Corp. (the “Registrant”) issued a press release announcing the closing of the Combination described in Item 8.01 below.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01  Other Events

On February 22, 2011, the Registrant’s wholly-owned subsidiary Vista Gold U.S. Inc., a Delaware corporation (“Vista US”), and Vista US’s wholly-owned subsidiary Idaho Gold Resources, LLC, an Idaho limited liability company (“Idaho Gold”) entered into a combination agreement (the “Combination Agreement”) with Midas Gold, Inc., a Washington corporation (“Midas Gold”), and Midas Gold Corp., a newly-formed British Columbia corporation (“Midas Canada”), pursuant to which the respective holdings of Idaho Gold and Midas Gold in the Yellow Pine – Stibnite Mining District located in Valley County, Idaho were combined (the “Combination”).  Pursuant to the Combination Agreement, the Combination was effected by way of a contribution and share exchange by each of Vista US and Midas Gold.  The Combination was approved by the shareholders of Midas at a special meeting held on April 1, 2011. All other conditions to closing were satisfied on April 6, 2011.  For further details on the Combination Agreement, please see the Form 8-K filed by the Registrant on February 28, 2011.

At closing of the Combination, Idaho Gold Holding Company (previously a wholly-owned subsidiary of Vista US) and Midas Gold became wholly-owned subsidiaries of Midas Canada.

Concurrently with the Combination, Midas Canada completed a private placement of 6,129,800 common shares of Midas Canada at a purchase price of Cdn.$2.50 to raise gross proceeds of Cdn.$15,324,500 (the “Private Placement”).  The Registrant purchased an additional 1,400,000 common shares of Midas Canada through the Private Placement for an aggregate purchase price of Cdn.$3,500,000.

Following the Combination and the Private Placement, the Registrant and Vista US together hold 31,802,615 common shares of Midas Canada representing 37.4% (basic) and 34.2% (fully diluted basis) of the issued and outstanding common shares of Midas Canada.

The Registrant does not consider its holdings in the Yellow Pine – Stibnite Mining District located in Valley County, Idaho (the “Yellow Pine Project”) to be material to the Registrant.  Accordingly, the Registrant does not consider the Combination Agreement to be a material agreement requiring disclosure under Item 1.01 of Form 8-K.  For a description of the Yellow Pine Project, see the section titled “Yellow Pine” under “Item 2. Properties” of the Registrant’s annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 16, 2010.

Item 9.01  Exhibits

99.1           Press Release dated April 6, 2011*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: April 8, 2011	By: /s/ Gregory G. Marlier Gregory G. Marlier Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 6, 2011